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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   APRIL 16, 2004
                                                          ------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 0-28560                      22-2356861
          --------                 -------                      ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500
                                                          --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

SALE OF TRAVEL SUBSIDIARY, E-DESTINATIONS
-----------------------------------------

         netGuru, Inc. (the "Company") completed the sale of its travel subsidiary, eDestinations, Inc, effective April 16, 2004. On April 26, 2004, the Company issued a press release on that same day, announcing the completion of the sale of eDestinations. A copy of the press release is filed with this report as exhibit 99.1 and incorporated into this report by reference. A copy of the agreement to sell eDestinations is also attached as exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

         Exh. No.        Description
         --------        -----------

            2.1 Stock purchase agreement dated as of April 16, 2004, by and between netGuru, Inc. and Rakesh Kapoor.

           99.1 Press release dated April 26, 2004 regarding completion of the sale of travel subsidiary.

                                           2


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2004                      NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer

                                           3


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                         EXHIBITS FILED WITH THIS REPORT

         Exh. No.        Description
         --------        -----------

            2.1 Stock purchase agreement dated as of April 16, 2004, by and between netGuru, Inc. and Rakesh Kapoor.

           99.1 Press release dated April 26, 2004 regarding completion of the sale of travel subsidiary.


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